GOLDMAN SACHS TRUST II

Supplement dated May 2, 2019

to the current Prospectuses for each applicable Goldman Sachs Fund that offers

Class A Shares and/or Class C Shares (each, a “Fund” and, collectively, the “Funds”)

Effective immediately, the following replaces the “Merrill Lynch” section of the Appendix titled “Additional Information About Sales Charge Variations, Waivers and Discounts” in each Fund’s Prospectus:

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

⬛

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

⬛	Shares purchased by or through a 529 Plan
⬛

Shares purchased through a Merrill Lynch affiliated investment advisory program, or effective May 1, 2019, exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from such program to a Merrill Lynch brokerage (non-advisory) account

⬛	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
⬛	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
⬛	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
⬛	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
⬛	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
⬛

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

⬛	Death or disability of the shareholder
⬛	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
⬛	Return of excess contributions from an IRA Account
⬛	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
⬛	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
⬛	Shares acquired through a right of reinstatement
⬛	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
⬛

Effective May 1, 2019, Class A Shares sold, where such Class A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent

⬛

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

⬛	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

This Supplement should be retained with your Prospectus for future reference.

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